EXHIBIT 10.3

                              CONSENT AND AGREEMENT

         THIS CONSENT AND AGREEMENT made and entered into as of the 24th day of April, 2006, by and between LIFESTREAM TECHNOLOGIES, INC., a Nevada corporation, having an office at 570 South Clearwater Loop, Building 1000, Suite D, Post Falls, Idaho 83854 ("Lifestream") LIFENEXUS, INC., a Nevada corporation, having an office at 370 Interlaken Blvd., Fourth Floor, Broomfield, Colorado 80021 ("LifeNexus").

                              W I T N E S S E T H:

         WHEREAS, Lifestream and LifeNexus are parties to a certain Patent License Agreement dated October 1, 2005 (the "Patent License Agreement"), (which was filed as exhibit 10.37 to Form 8-K filed on October 14, 2005 and is hereby incorporated by reference); and

         WHEREAS, Lifestream and LifeNexus are parties to a certain Trademark License Agreement dated October 1, 2005 (the "Trademark License Agreement"), (which was filed as exhibit 10.38 to Form 8-K filed on October 14, 2005 and is hereby incorporated by reference); and

         WHEREAS, Lifestream is entering into a Patent and Trademark Assignment and License Assumption Agreement of even date herewith with RAB Special Situations (Master) Fund Limited ("RAB"), substantially in the form of Exhibit C to this Agreement (the "Assignment and Assumption Agreement"), pursuant to which
(a) Lifestream is conveying to RAB all of Lifestream's right, title and interest in and to the Patent License Agreement and to the patent applications described on Exhibit A to the Patent License Agreement (the "Patents"), (b) Lifestream is conveying to RAB all of Lifestream's right, title and interest in and to the Trademark License Agreement and to the trademarks described on Exhibit B to the Trademark License Agreement (the "Trademarks"), and (c) RAB is assuming all of Lifestream's obligations under the Patent License Agreement and the Trademark License Agreement; and

         WHEREAS, Lifestream has requested LifeNexus to provide, and LifeNexus desires to provide, LifeNexus' consent to the transactions contemplated by the Assignment and Assumption Agreement, upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration for the promises and covenants herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledge, the parties hereto, intending to be legally bound, agree as follows:

         1. Consent to Transactions. Pursuant to Section 1.5 of the Patent License Agreement and Section 1.5 of the Trademark License Agreement, as applicable, LifeNexus hereby consents to:

                  (a) Lifestream's assignment to RAB of Lifestream's entire right, title and interest in and to the Patents pursuant to the Assignment and Assumption Agreement;

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                  (b) Lifestream's assignment to RAB of Lifestream's entire
right, title and interest in and to the Patent License Agreement pursuant to the Assignment and Assumption Agreement;

                  (c) Lifestream's assignment to RAB of Lifestream's entire right, title and interest in and to the Trademarks pursuant to the Assignment and Assumption Agreement; and

                  (d) Lifestream's assignment to RAB of Lifestream's entire right, title and interest in and to the Trademark License Agreement pursuant to the Assignment and Assumption Agreement.

         2. Waiver by LifeNexus. In connection with the transactions contemplated by the Assignment and Assumption Agreement, LifeNexus hereby waives:

                  (a) the application of Section 1.6 of the Patent License Agreement;

                  (b) the application of Section 1.6 of the Trademark License Agreement;

                  (c) the right of first refusal under Section 4.1 of the Patent License Agreement; and

                  (d) the right of first refusal under Section 4.1 of the Trademark License Agreement.

         3. Confirmation of Obligations. LifeNexus hereby confirms its obligations as licensee under the Patent License Agreement and Trademark License Agreement and agrees to fully and faithfully perform its obligations under the Patent License Agreement and Trademark License Agreement from and after the date hereof.

         4. Acknowledgement. LifeNexus hereby acknowledges that all references to Lifestream under the Patent License Agreement and the Trademark License Agreement shall, commencing on the date hereof, refer to RAB, whose address for notices under Section 6.1 of the Patent License Agreement and Section 6.1 of the Trademark License Agreement shall be as follows:

                   RAB Special Situations (Master) Fund Limited
                   c/o RAB Capital plc
                   1 Adam Street
                   London
                   WC2N 6LE
                   United Kingdom
                   Telephone:  44(0) 20 7389 7000
                   Facsimile:  44 (0) 20 7389 7050
                   Email:  jj@rabcap.com
                   Attention:  Joseph Jayaraj

         5. Miscellaneous.

                  (a) All written notices, correspondence or other communications under this Agreement shall be delivered to the addresses of record first written above. Either party may change its address of record with written notice.

                  (b) This Agreement, together with the Exhibits and Schedules hereto, constitute the entire understanding of the parties with respect to the subject matter hereof, supercedes all previous express or implied promises or understandings related to the subject matter hereof and ma not be varied, amended or supplemented except by a writing of even or subsequent date executed by both parties and containing express reference to this Agreement.

                  (c) The failure of either party to enforce at any time any of the provisions of this Agreement, or any rights in respect thereto, shall in no way be considered a waiver of such provisions, rights or elections with respect to subsequent events or in any way to affect the validity and the enforceability of this Agreement.

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                  (d) In the event that any provision of this Agreement is
declared invalid or legally unenforceable by a court of competent jurisdiction from which no appeal is or can be taken, the invalid provision shall be deemed replaced by a similar but valid and legally enforceable provision as near in effect as the invalid or legally unenforceable provision, and the remainder of this Agreement shall be deemed modified to conform thereto and will remain in effect.

                  (e) This Agreement is binding upon and inure to the benefit of the parties and their respective heirs, successors and permitted assigns and neither party will transfer the obligations under this Agreement without the prior written consent of the other party and which consent shall not be unreasonably withheld.

                  (f) This Agreement may be executed by facsimile, and in one or more counterparts, each of which shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, Lifestream and RAB have executed this Agreement as of the date and year first above written.


                               LIFESTREAM TECHNOLOGIES, INC.


                               By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------


                               LIFENEXUS, INC.


                               By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

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